UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: March 22, 2010

CHINA ENVIRONMENTAL PROTECTION INC.
 (Exact name of registrant as specified in its charter)

Nevada	333-148928	75-3255056
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Jiangsu Zhenyu Environmental Protection Technology Co. Ltd.
West Garden, Gaocheng Town, Yixing City, Jiangsu Province, P.R. China
 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

214214
(Zip Code)

[+86-510-87838598]
(Registrant's telephone number, including area code)

N/A
(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective March 22, 2010, China Environmental Protection Inc. (the “Registrant”) terminated the appointment of Ms. Ping Ye as Chief Financial Officer of the Registrant as the Registrant was unable to reach agreement with Ms. Ping Ye regarding her compensation arrangements. Ms. Ping Ye’s appointment was announced in a Form 8-K filed with the Securities and Exchange Commission on February 12, 2010 in connection with the reverse merger the Registrant conducted to acquire all of the outstanding capital stock of Dragon Path International Limited, a British Virgin Islands corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 23, 2010

CHINA ENVIRONMENTAL PROTECTION INC.

By	/s/ Boping Li
Name: Boping Li Title: Chief Executive Officer